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                              ING SERIES FUND, INC.
                         ING Principal Protection Funds

                          Supplement Dated June 8, 2005
                     To the Class A and Class B Prospectuses
                  (Dates of which are Indicated in Parentheses)

          ING Classic Principal Protection Fund IV (1) (June 30, 2000)
               ING Index Plus Protection Fund (2) (March 1, 2001)

      With respect to ING Classic Principal Protection Fund IV, effective immediately, the section entitled "Management of the Fund - Portfolio Management" found on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

            PORTFOLIO MANAGEMENT DURING THE GUARANTEE PERIOD

            ASSET ALLOCATION. Mary Ann Fernandez, Senior Vice President, ING Investment Management Co. (ING IM) (formerly Aeltus Investment Management, Inc.), is responsible for overseeing the overall strategy of the Fund and the allocation of the Fund's assets between the Equity and Fixed Components. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Specialist, assisting in the management and marketing of certain equity strategies managed by ING IM.

            The following people are primarily responsible for the day-to-day management of the Fund:

            EQUITY COMPONENT. The following individuals share responsibility for the day-to-day management of the Equity Component.

            Hugh T.M. Whelan, Portfolio Manager, ING IM, is Head of Quantitative Equities. Previously, Mr. Whelan was a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.

            Douglas E. Cote, Portfolio Manager, ING IM, has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing applications for ING IM's equity department.

            FIXED COMPONENT. The following individual is responsible for the day-to-day management of the Fixed Component:

            James B. Kauffmann, Portfolio Manager, joined ING IM in 1996 and has over 18 years of investment experience. Prior to joining ING IM he was a senior fixed-

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(1) Formerly Aetna Principal Protection Fund IV

(2) Formerly Aetna Index Plus Protection Fund


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            income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

      With respect to ING Index Plus Principal Protection Fund, effective immediately, the paragraph entitled "Fixed Component" found in the section entitled "Management of the Fund - Adviser and Sub-Adviser - Portfolio Management During the Guarantee Period" found on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

            FIXED COMPONENT. The following individual is responsible for the day-to-day management of the Fixed Component:

            James B. Kauffmann, Portfolio Manager, joined ING Investment Management Co. (ING IM) (formerly, Aeltus Investment Management, Inc.) in 1996 and has over 18 years of investment experience. Prior to joining ING IM he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


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